UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through October 31, 2022

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

Annual REPORT October 31, 2022

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/paperless
to enroll. You can view shareholder
communications, including fund prospectuses,
annual reports and other shareholder materials
online long before the printed publications
arrive by traditional mail.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the Fund, our view of retaining leverage, Fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Maximizing Investment with an Automatic Dividend Reinvestment Plan

Calamos is committed to helping shareholders maximize the opportunities of our closed-end funds. The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund. If shares are trading at a premium to NAV, you will purchase shares at lower-than-market price. For more information, please see page 68.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman,
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2022. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Long/Short Equity & Dynamic Income Trust (CPZ). Global markets have faced many challenges over the reporting period, and we understand investors have questions. Our team has sought to address the key topics in the markets and clarify how they have influenced the Fund, and it is our hope that you find this report informative. In these challenging times, we believe that CPZ’s multi-asset approach continues to offer a compelling total-return strategy for investors seeking current income.

Investing through periods of rapid change is never easy, but it’s important to maintain a long-term perspective. When markets are volatile and economic conditions are uncertain, many investors find it difficult to stay invested. During my more than 50 years as an investor, I have learned that there are opportunities in all economic environments for active investors who follow disciplined processes. Especially during challenging markets, it’s helpful to remember that market volatility and economic uncertainty are always part of the investment landscape—but short-term volatility sets the stage for long-term opportunities. For example, our team seeks to use short-term sell-offs to actively rebalance the Fund to gain exposure to investments with compelling long-term potential.

Market Review

During the 12-month reporting period, heightened investor anxiety buffeted global markets. Market participants worried about the Federal Reserve’s interest rate increases, inflation, recessionary pressures, fiscal policy and geopolitical uncertainty. Although unemployment remained low in the US, well-publicized layoffs began to make their way into the headlines, and corporate earnings expectations started to decline as companies confronted inflation and an array of unknowns related to regulations and taxes. Investors who were long accustomed to abnormally low interest rates faced a new reality: As the Fed dug into its tightening cycle and global central banks followed suit, the yield of

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

the US 10-year Treasury crossed 4% for the first time since 2010. Although conditions began to stabilize as the reporting period closed—particularly for smaller-cap stocks—major equity, fixed income and convertible market benchmarks closed the reporting period with losses.

Outlook

There are times when macro or geopolitical concerns—such as Fed policy, inflation or the war in Ukraine—drive most of the market’s activity. This is the sort of environment we find ourselves in today. We expect heightened volatility as markets seek clarity about whether a recession is indeed on the horizon or has perhaps already begun. In the US, the fiscal policy backdrop remains uncertain, and this is likely to contribute to volatility as market participants pay increasing attention to the 2024 election.

We remain highly attuned to potential risks—monetary policy errors and geopolitics are top of mind. Fiscal policy in the United States will be highly consequential for the markets and the economy. Business confidence is flagging with real implications not only for corporate profits but also for individuals. Regulations that unduly disincentivize entrepreneurial activity create headwinds that may be felt by businesses first but eventually ripple over to households. Policies that encourage unchecked and excessive demand without a corresponding increase in supply ultimately come home to roost, including in the inflation we see today.

Here’s another important point: Despite the big-picture challenges and uncertainties, over the long term, fundamentals win out. CPZ does not invest in the broad economy or in markets as a whole. Rather, our team is focused on identifying individual securities that offer compelling risk-and-reward characteristics and on managing risk. Our investment professionals are looking through the short-term noise to identify pockets of opportunity—including among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop. In a rising interest rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains particularly mindful of valuations.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   3

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CPZ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator, given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of October 31, 2022, the monthly per share distribution rate was $0.1400, and the annualized distribution rate was 10.67%† on market price. While interest rates rose sharply during the annual period with the yield on the 10-year Treasury rising from 1.55% to 4.10%, rates remain modest in absolute terms historically and negative in real terms (below the rate of inflation). This was true more so for the dividend yield on the S&P 500 Index, which stood at 1.69%. Therefore, the Fund’s annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, and there were no estimated return of capital components for fiscal year 2022 as of October 31, 2022.

Conclusion

As always, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our team. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman, and Global Chief Investment Officer

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/22 distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.1400 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are insufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

4   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the 12 months ended October 31, 2022: The S&P 500 Index, a measure of the US stock market, returned -14.61%. The MSCI All Country World Index, a measure of global stock market performance, returned -19.58%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -20.26%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -23.85%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -11.76%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -15.68%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in US markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in US markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed-income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both US and non-US markets

Calamos Long/Short Equity & Dynamic Income Trust

(Ticker: CPZ)

Invests in a globally diversified long/short portfolio of equity securities as well as globally diversified income-producing securities

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Additional Information About the Fund (Unaudited)

6   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

GROWTH OF $10,000: SINCE INCEPTION (11/29/19) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust
Market Value	-16.56%	-0.02%
NAV	-10.05	3.97
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	-15.10	1.11
MSCI ACWI Index (MXWD)	-19.58	4.43
ICE BofA US All Capital Securities Index	-16.81	-2.24
Bloomberg US HY 2% Issuer Cap Bond Index	-11.76	0.19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US HY 2% Issuer Cap Bond Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to-floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Additional Information About the Fund (Unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   7

Senior Securities

The following table sets forth information regarding the Fund’s outstanding bank loans, and mandatory redeemable preferred shares (“MRPS”) as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2022, and each of the prior two years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE(a)	LIQUIDATING PREFERENCE PER PREFERRED SHARE(b)	AVERAGE MARKET VALUE PER PREFERRED SHARE	TYPE OF SENIOR SECURITY
October 31, 2022	$120,000,000	$3,890	—	—	Loan
October 31, 2021	$120,000,000	$4,521	—	—	Loan
October 31, 2020*	$ 69,200,000	$5,949	—	—	Loan
*	Commencement of operations was November 29, 2019.
(a)	Calculated by subtracting the Fund’s total liabilities (not including notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.
(b)	“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2022, and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2022. As of October 31, 2022, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($20 million in borrowings outstanding and $100 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 25.7% of the Fund’s managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—(1)	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.77%
Interest Payments on Borrowed Funds(4)	0.49%
Preferred Stock Dividend Payments(5)	0.15%
Other Expenses(6)	0.80%
Acquired Fund Fees and Expenses	0.02%
Total Annual Expenses	3.23%

Additional Information About the Fund (Unaudited)

8   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 3.23% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$33	$100	$ 169	$354
(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.
(2)	Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan”.
(3)	The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.35% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.77% of the Fund’s average weekly net assets as of October 31, 2022 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).
(4)	Reflects interest expense paid on $61 million in average borrowings under the SSB Agreement, plus $59 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage”.
(5)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
(6)	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies such as money market funds and ETFs.
(7)	The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER END(2)	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW		HIGH	LOW
January 31, 2020	$20.39	$19.35	$19.96	1.19%	-3.39%
April 30, 2020	$19.65	$9.64	$17.61	-1.26%	-26.30%
July 31, 2020	$17.73	$13.90	$17.89	-13.26%	-14.46%
October 31, 2020	$16.44	$14.00	$17.44	-12.53%	-20.05%
January 31, 2021	$18.47	$14.40	$19.77	-9.42%	-18.14%
April 30, 2021	$20.78	$17.84	$22.92	-10.04%	-12.51%
July 31, 2021	$21.33	$19.53	$21.62	-7.38%	-6.82%
October 31, 2021	$20.95	$19.52	$21.52	-6.01%	-7.66%
January 31, 2022	$20.89	$18.36	$21.79	-3.12%	-10.17%
April 30, 2022	$20.95	$18.53	$20.14	0.00%	-8.19%
July 31, 2022	$18.75	$15.99	$19.11	-6.48%	-14.75%
October 31, 2022	$18.68	$14.72	$17.66	-5.78%	-13.34%

Source: Fund Accounting Records

(1)	Based on high and low closing market price per share during the respective quarter and does not reflect commissions.
(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.
(3)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Investment Team Discussion (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   9

Long/Short Equity &
Dynamic Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund provides hedged market exposure through Calamos’ time-tested global long/short equity strategy. In addition to offering an attractive monthly distribution, the Fund is supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation.

The Fund will typically invest at least 80% of its managed assets in a globally diversified portfolio of equity securities, including common stocks, preferred stocks, convertible securities and exchange-traded ETFs. At least 50% of the managed assets of the portfolio will be invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income-producing securities, including high yield and investment grade corporate debt.

How did the Fund perform over the 12-month period?

For the 12 months ended October 31, 2022 (“annual period”), the Fund returned -16.56% on market price and -10.05% on a net asset value (NAV) basis versus -15.10% for the comparator index comprising 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index and 20% ICE BofA US All Capital Securities Index.

The Fund’s shares traded at a -10.82% discount to NAV on October 31, 2022, compared with a discount of -3.86% 12 months earlier on October 31, 2021. Portfolio returns coupled with a belief that the Fund was well-positioned to generate income and deliver capital appreciation going forward served as an impetus to increase the Fund’s distribution rate three times, totaling a $0.0300 per share increase since inception. The Fund’s monthly distribution stands at $0.1400 per share as of October 31, 2022, which equates to an annualized distribution rate of 10.67% on market price. We believe that distribution increases are a way to enable shareholders to benefit directly from the returns of the portfolio. To date, there has been no return of capital as a source for any of the Fund’s distributions to shareholders.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence the market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a portfolio manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 11/29/19
	1 Year	Since** Inception
On Market Price	-16.56%	-0.02%
On NAV	-10.05%	3.97%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Industrials	28.5%
Financials	22.2
Information Technology	13.0
Consumer Discretionary	9.2
Communication Services	6.4
Health Care	5.2
Energy	4.9
Materials	2.8
Utilities	1.4
Consumer Staples	0.6
Real Estate	0.3
Other	1.7

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Investment Team Discussion (unaudited)

10   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

ASSET ALLOCATION AS OF 10/31/22

What factors influenced performance over the annual period?

The annual period was extraordinary by most standards, marked by a European war, supply chain challenges, the lowest labor participation rate in decades, and over $5 trillion in federal fiscal stimulus spending, all contributing to an annual CPI in September of 8.25%, underscored by a year-over-year 18.2% increase in gasoline prices. This has prompted the Federal Reserve in 2022 to increase short-term rates six times through early November 2022, bringing the target rate to 3.75%–4.00% and transmitting that more rate hikes will likely occur into 2023. All of these events have contributed to a broad and deep sell-off of financial assets during the period as market volatility, stoked by varied interpretations of Fed messaging, has been rampant.

Most investors agree that the path of inflation will dictate the direction of financial markets into 2023. Disinflation will almost certainly lead to higher equity and bond prices, improving prospects for the US economy.

Two arguments support this. The first is history itself, which highlights that an inflection in the inflation cycle commonly coincides with the direction of equity prices. The second is the monetary policy under the Federal Reserve. Today, investors fear the Federal Reserve because they know that the Federal Reserve fears inflation.

The gap between “projected” versus “actual” monetary policy in 2022 has created a high level of dissonance. Through the post-2008 era, the Fed offered considerable transparency to markets. For the past three quarters, policy visibility has become obscure in the extreme. Market volatility may reflect this uncertainty as much as the absolute level of interest rates.

Fund performance amid these developments was respectable in both absolute and relative terms. First, we have been wary of equity derivatives of long duration for much of the past year. In December 2021, we further distanced the portfolio from long-duration growth and defensive areas.

We then added additional index hedges in early 2022, which cushioned the Fund from the initial stages of the market retreat. This resulted in the long and short books contributing to performance over the period. The reorientation of the Federal Reserve, which became apparent with the release of the December FOMC minutes, signaled that the Fed put had effectively ended, and we should no longer lean aggressively into equity risk.

Investment Team Discussion (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   11

Long/Short Equity Strategy Performance Drivers

We focused on cyclicals that we believed were poised to outperform given the post-pandemic pent-up demand in airlines, hotels, gaming, transportation, and defensive stocks. Although many of these areas proved to be accretive, several long holdings in consumer discretionary did not meet expectations. Although we had little exposure at the end of the period, we did capture profits in energy earlier in the year. Given the market volatility and the overall equity market declines, our hedges on US equity markets have been helpful to us over the year.

While handily outperforming both the MSCI ACWI (NR) Index (-19.96%) and the S&P 500 Index (-14.61%) during the period, the Fund’s Long/Short Equity sleeve slightly declined over the annual period. The sleeve garnered contributions from several sectors, chiefly consumer staples, energy and materials. In addition, our short position hedges on the S&P 500 Index offered positive returns in the wake of equity market declines for the period. Conversely, our long positions in the consumer services, consumer discretionary, industrials, information technology and industrials sectors detracted from results for the period.

As of October 31, 2022, the long/short portion of the portfolio had a delta-adjusted net long position of approximately 52%, which represents a reduction from the previous annual period.

Our continuing conviction has been our cautious view on duration and its equity derivatives. This translates into the continued bias toward shorter duration, more profitable businesses versus those with less support from earnings, cash flow and tangible assets, or book value. We have been wary of stocks where the bulk of their value depends on assumptions about growth in the far future. This positioning sheltered the Fund from some of the most egregious stock disappointments of the period as markets struggled to price these assets in an increasingly inflationary environment. The Fund continued to favor names perceived as more cyclical with recovery potential during the year.

Dynamic Income Strategy Performance Drivers

Preferred Securities. The Fund’s preferred securities performed in line with the ICE BofA United States All Capital Securities Index during the period. Security selection among both banks and reinsurance companies contributed positively to returns, whereas security selection among energy companies, mainly oil & gas storage and transportation companies, weighed on performance.

High Yield. The Fund’s high yield securities outperformed the Bloomberg US High Yield 2% Issuer Capped Index for the period. Security selection within several sectors supported returns, most notably in the financials and consumer discretionary sectors. The Fund’s security selection in materials and health care companies was a drag on returns.

Please discuss how the Fund uses leverage.

Given the financial market declines that occurred during the annual period, our use of leverage was not accretive to performance both on an absolute and relative basis. However, leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end funds. Our percentage of leverage was 26% as of October 31, 2022.

Investment Team Discussion (unaudited)

12   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

How is the Fund positioned?

Long/Short Equity Strategy

The Fund’s Long/Short Sleeve outperformed relative to the MSCI ACWI ex USA Index over the period. Net equity exposure (delta-adjusted) concluded the annual period at approximately 52% versus approximately 62% at the end of October 2021. The Fund leaned modestly into equity risk through the period as markets became unsettled by higher interest rates, rising inflation, varied interpretations of Central Bank intentions, and Russia’s war on Ukraine.

The Fund continued to favor names perceived as more cyclical with recovery potential during the year. The broadest exposures for the long book are industrials and transports, followed by financials.

Early in July, the Fund selectively reengaged opportunities that we view as QGARP, or quality growth at a reasonable price. This appeared to be the right move as the market recovered from June lows in the first part of the quarter.

Many of our cyclical themes have anticipated the shift from goods to services as the world slowly emerges from the pandemic. This implies a sustained recovery in travel and entertainment, along with many workers returning to the office. In contrast, producers and retailers of goods will struggle with less volume and pricing power into 2023 as the “stay at home” bubble pulled forward years of demand.

Investors are in the process of recognizing this thematic shift, and we might worry it has become consensus positioning were it not overshadowed by recession fears.

Technology stocks have been materially derated. The list of companies that have announced workforce reductions or lowered outlooks grows daily, though material resets have been focused primarily on semiconductors and PC-related names. With few exceptions, software and internet names have yet to revise outlooks apart from currency impacts. Until forward estimates come down broadly and the stocks stabilize in response, we are reluctant to engage names that are not supported by quality earnings and cash flow.

Financials are a conflicted group. Revenue and earnings are benefiting from high growth rates of net interest income, yet this is generating macro fears of a hard economic landing. Consumer credit has been resilient, and we favor regional banks over their larger money-center peers.

In industrials, our focus is on aerospace, airlines and select defense names. An eventual reopening in China and travel recovery in the broader Asia–Pacific region are other catalysts that will draw attention in late 2023.

We are optimistic that the demand and pricing outlook for airfare is constructive because of the changing capacity outlook. Higher oil prices, higher financing costs, pilot shortages and equipment delays make it difficult for the lowest-cost players in the market to add undisciplined flights. The recovery in corporate and international travel has gained steam, which bodes well for high-quality carriers with lower leverage ratios.

The Fund is underweight in the non-US economies. Within its US holdings, the Fund maintains a bias toward those with a higher percentage of domestic revenue. Europe will be challenged by energy concerns heading into the winter. Finally, after years of denial, investors are turning downbeat on Chinese growth prospects and equity market performance—with good reason. The catalyst for improved sentiment in China

Investment Team Discussion (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   13

sentiment requires changes to the zero-Covid policy, but China has painted itself into a corner. Beijing would need to go overboard with a stimulative policy to shift the grave winds blowing over the Chinese economy, but this is unlikely to be forthcoming. Exposure to non-US companies was reduced from 20.4% at the end of October 2021 to 12.4% at the end of October 2022. This position is concentrated mainly in banks, energy, airline leasing and industrial companies. At period end, the long/short equity sleeve positions were exclusive to only North America and Europe.

Dynamic Income Strategy

In preferreds, our largest allocation was in the financials sector, specifically banks. Banks are taking advantage of higher yields on securities and loans to generate higher levels of net interest income, especially those with a low-cost core-deposit funding model. This positive momentum has been offset partially by lower capital markets activity, including underwriting, advisory and trading. Asset quality at banks and other finance companies remains strong, as should be expected given high employment rates. Real estate continues to perform well, especially in the industrial and multifamily sectors, which are benefitting from secular high demand and undersupply. The retail and lodging sectors are recovering gradually from pandemic-related closures and restrictions. Office occupancy remains high. Property and casualty insurers have been producing solid results—especially when the impact of natural catastrophes is excluded. Meanwhile, historic levels of catastrophe losses and rising inflation are fueling a premium rate environment that will yield generationally strong prospective earnings. The life insurance industry continues to struggle with negative bond portfolio marks and volatility both in capital markets and in policyholder behavior.

In high yield, industrial securities represented our largest allocation, with consumer cyclical and communications positions representing the largest components. Corporate credit markets have exhibited less volatility than stocks indicate. After beginning the annual period near historic all-time tights, high yield spreads reached local wides near 600 basis points over like maturity Treasuries in June. Since then, the market has settled into a trading range of 400–550 basis points over the past few months. Although spreads do not indicate particularly high-stress or default expectations, issuance volumes have dropped precipitously in recent months because borrowers are less eager to lock in higher funding rates. The Bloomberg US High Yield 2% Issuer Capped Index closed the annual period with option-adjusted spreads at 466 basis points over like-maturity Treasuries and a yield of 9.13%.

Performance across credit quality during the annual period was mixed, with B-rated issuers returning 10.8%, whereas BB-rated paper returned -11.7%, and CCC-rated issuers delivered returns of -15.5%. At the beginning of the annual period, the trailing 12-month default rate was 0.4%, near all-time lows. At the end of the annual period, default rates had increased to 1.6%, still well below the long-term average of 3%. From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, with a corresponding overweight in out-of-benchmark BBB-rated issuers. We continue to find value in out-of-benchmark positions in both leveraged loans and investment-grade credits.

From a sector perspective, the portfolio holds overweight positions in insurance and consumer non-cyclicals. Underweights include energy and consumer cyclicals. Over the course of recent months, notable sector changes to the portfolio included the following:

Capital Goods. The allocation to the capital goods sector was increased, notably in the building materials industry.

Investment Team Discussion (unaudited)

14   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Consumer Non-Cyclical. The allocation to the consumer non-cyclical sector was reduced, primarily by decreasing our positions in the consumer products and pharmaceuticals industries.

Please discuss the Fund’s distributions during the annual period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream.

The monthly per share distribution rate at the end of the period was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. As of October 31, 2022, the annualized distribution rate was 10.67% on market price. We believe that the Fund’s distribution rate and level both remain attractive. Interest rates rose sharply during the annual period, with the yield on the 10-year Treasury rising from 1.55% to 4.10% at the end of the period. As of October 31, 2022, the dividend yield on the S&P 500 Index stood at 1.69%. The Fund’s 10.67% yield on market price continues to compare favorably to both fixed income and equity alternatives.

The Fund had no return of capital associated with distributions in 2021, and there was no estimated return of capital components in distributions paid in fiscal year 2022 through October 31, 2022.

What are your closing thoughts for Fund shareholders?

We expect equities to find key support in the coming weeks. Before the infamous “Fed put” became embedded in investor psychology, equity bottoms were a process in time that typically included double bottoms or a retest of important lows, just as the June low was tested in October. Today’s pattern is consistent with a gradual stabilization of equity values into year-end.

This constructive setting at the margin assumes no incremental policy tightness by the Federal Reserve. Thus, the bad news on the policy side is priced into markets. This is consistent with a stabilization in equity values. The skew of risk will be more to the upside than the downside if the mix of inflation and employment data can point to a gradual post-pandemic normalization in the structure of economic growth.

We are balancing heightened uncertainty in the short term—reflected in investor pessimism and broad de-risking—with improving medium-term prospects for equities. For the portfolio, this has implied more tactical positioning shifts and the execution of option strategies that can moderate against further downside without limiting the upside opportunity.

What is not embedded in today’s markets is the possibility that the Fed manages to thread a narrow needle of policy normalization, leading to moderating economic growth, stable interest rates, and sustained corporate profits as nominal measures of economic activity remain comfortably positive. This could be the story for 2023 if a window of disinflation emerges.

Looking beyond this, the long bull market in financial prices ended in December 2021. The major indices will move in a broad range bound pattern between today’s levels and the former highs for much of the current decade. This amounts to a reconstitution of the investment landscape as the long era of price stability is replaced by a new experience of quasi-price instability. We are committed to the view that equities will bottom through late autumn 2022, with the setting becoming more constructive as disinflation takes hold in 2023.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   15

THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Investment Objective

The Fund’s investment objective is to seek current income and risk-managed capital appreciation.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities, and exchange-traded funds (“ETFs”) (the “Equity Sleeve”),* as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). “Managed assets” means the Fund’s total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both US and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund’s Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts (“ADRs”) of issuers of all market capitalizations, including other investment companies (including ETFs) that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the US and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, short calls, long puts, short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also

*This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

16   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund’s investment objective and restrictions.

The portions of the Fund’s assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund’s investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the “CPZ Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such sleeve. The CPZ Allocation Committee meets quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund’s investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company (“SSB Agreement”) that allows the Fund to borrow up to $150 million.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of the Fund’s registration statement (the “Dissolution Date”); provided, that if the Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Dissolution Threshold”). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Principal Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   17

income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, caps, and floors, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. The use of derivatives may also have the following risks:

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Leverage Risk. The derivative instruments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

18   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Regulatory Risk. The enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self- regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements.

Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

General Derivative Risks. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund may make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term.

These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Risks Associated with Options. The Fund may use options, including on the Fund’s convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   19

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indexes. All call options sold by the Fund must be “covered”, other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates.

The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that US and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

The United Kingdom left the European Union (“EU”) on January 31, 2020 (commonly referred to as “Brexit”). During an 11 month transition period, ending December 31, 2020, the United Kingdom and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the United Kingdom from January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the EU as the United Kingdom previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the United Kingdom and EU. The uncertainty caused by the United Kingdom’s departure from the EU could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in the financial markets of the United Kingdom and more broadly across Europe. It may also lead to weakening corporate and financial

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

20   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

confidence in such markets as the United Kingdom renegotiates the regulation of the provision of financial services within and to persons in the EU. Brexit could lead to market dislocation, heightened counterparty risk, an adverse effect on the management of market risk and, in particular, asset and liability management due in part to redenomination of financial assets and liabilities, an adverse effect on the management, operation and investment in the Fund and increased legal, regulatory or compliance burden for the Fund which may have a negative impact on the operations, financial condition, returns and prospectus of the Fund. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The United States and other countries imposed broad-ranging sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The United States and other countries have also imposed sanctions on Belarus and may impose sanctions on other countries that support Russia’s invasion. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in Europe and globally, including declines in its stock markets and the value of the ruble against the US dollar, are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors in Europe and globally. These events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global markets.

In response to recent political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian individuals, including politicians, and Russian corporate and banking entities. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, the inability to freely trade sanctioned companies, a decline in the value and liquidity of Russian securities, and/or other adverse consequences to the Russian economy. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy and may have an impact on the economies of other European countries and globally as well. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia or to European issuers or countries.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   21

are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments may affect the volatility of the Fund’s share price.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

22   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   23

Market Discount Risk. The Fund’s common shares may trade at a premium or at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the public offering price for the common shares.

Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•to the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may also rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. Global efforts are underway to transition away from LIBOR. There remains uncertainty regarding the nature of and the liquidity in any replacement rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

24   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Leverage Risk. The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2022, the Fund has leverage in the form of borrowings under the SSB Agreement. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund’s policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the NAV and market price of the Fund’s common shares;

•fluctuations in the interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of senior securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   25

lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any senior securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

To the extent which the Fund employs leverage through the issuance of preferred shares, the Fund will also be subject to the following risks:

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Market Discount Risk. The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

26   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Preferred Share Liquidation Preference Risk. Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in the Fund’s senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of the Fund’s shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $150 million. As of October 31, 2022, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($20 million in borrowings outstanding, and $100 million in structural leverage consisting of collateral received from State Street Bank and Trust Company in connection with securities on loan), representing 25.7% of the Fund’s managed assets as of that date. Interest on the SSB Agreement is charged on the drawn amount at the rate of the Overnight Bank Financing Rate (“OBFR”) plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at OBFR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2022, the interest rate charged under the SSB Agreement was 3.86%. “Net income” payments related to cash collateral in connection with securities lending were 0.23% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan), based on rates in effect on October 31, 2022, the Fund’s portfolio would need to experience an annual return of 0.95% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   27

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by the Fund (and utilized on October 31, 2022). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(14.78)%	(8.03)%	(1.28)%	5.47%	12.22%
(1)	Includes interest expense on the borrowings under the SSB Agreement and accrued at interest rates in effect on October 31, 2022 of 3.86%.

Reduction of Leverage Risk. The Fund may take action to reduce the amount of leverage it employs. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact the Fund’s financial performance, including the Fund’s ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-US countries;

•restrictions on foreign investments in non-US jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-US countries;

•the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited;

•withholding and other non-US taxes may decrease the Fund’s return; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US In this case, such a “foreign issuer” may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

28   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

There may be less publicly available information about non-US markets and issuers than is available with respect to US securities and issuers. Non-US companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to US companies. The trading markets for most non-US securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-US markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-US economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Decline in Net Asset Value Risk. A material decline in the Fund’s NAV may impair its ability to maintain required levels of asset coverage for any preferred securities or debt securities the Fund may issue in the future.

REIT Risk. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   29

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund’s counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

30   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective.

During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   31

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund’s financial condition.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase.

Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Market Impact Risk. The sale of the Fund’s common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund’s common shares. An increase in the number of common shares available may put downward pressure on the market price for the Fund’s common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Liquidity Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyberattacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended, and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

32   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. The holders of Fund debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage or offset certain losses in its portfolio.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk,

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   33

meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Schedule of Investments October 31, 2022

34 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (32.9%)
Airlines (0.4%)
282,250	Air Canada Pass Through Trust Series 2015-1, Class B*~ 3.875%, 09/15/24	$276,292
44,000	Air Canada Pass Through Trust Series 2015-2, Class B*~ 5.000%, 06/15/25	42,627
189,724	Alaska Airlines Pass Through Trust Series 2020-1, Class A*~µ 4.800%, 02/15/29	176,863
110,582	Alaska Airlines Pass Through Trust Series 2020-1, Class B*~ 8.000%, 02/15/27	110,028
224,000	American Airlines Pass Through Trust Series 2021-1, Class B~ 3.950%, 01/11/32	176,037
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*~
144,000	5.500%, 04/20/26	137,316
48,000	5.750%, 04/20/29	43,719
212,279	British Airways Pass Through Trust Series 2021-1, Class B*~ 3.900%, 03/15/33	170,316
155,203	JetBlue Pass Through Trust Series 2020-1, Class B~ 7.750%, 05/15/30	151,425
114,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*~ 8.000%, 09/20/25	115,835
92,271	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	77,940
		1,478,398

Communication Services (2.0%)
225,000	Altice France, SA*~ 5.500%, 10/15/29	171,776
225,000	APi Group DE, Inc.*~ 4.750%, 10/15/29	189,223
335,000	Arrow Bidco, LLC*~ 9.500%, 03/15/24	337,121
200,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	143,862
	Audacy Capital Corp.*
231,000	6.750%, 03/31/29	66,396
91,000	6.500%, 05/01/27~	26,863
144,000	Beasley Mezzanine Holdings, LLC*~^ 8.625%, 02/01/26	105,255
68,000	Cincinnati Bell Telephone Company, LLC~ 6.300%, 12/01/28	59,364
285,000	Consolidated Communications, Inc.*~ 6.500%, 10/01/28	234,495

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*~
285,000	5.375%, 02/01/28	$263,254
215,000	4.500%, 11/15/31	167,814
200,000	5.750%, 01/15/30	154,496
200,000	4.625%, 12/01/30	144,446
	Diamond Sports Group, LLC / Diamond Sports Finance Company*~
150,000	6.625%, 08/15/27	7,837
115,000	5.375%, 08/15/26	23,146
264,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.*~ 5.875%, 08/15/27	237,867
135,000	Embarq Corp.~ 7.995%, 06/01/36	54,796
195,000	Frontier California, Inc.~ 6.750%, 05/15/27	185,821
	Frontier Communications Holdings, LLC*~
123,000	5.000%, 05/01/28	107,763
48,000	8.750%, 05/15/30	49,059
202,000	Frontier Florida, LLC~ 6.860%, 02/01/28	188,345
280,000	Frontier North, Inc.@ 6.730%, 02/15/28	263,519
165,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*~ 3.500%, 03/01/29	136,948
145,000	Intelsat Jackson Holdings, SA*~@ 9.750%, 07/15/25	—
230,000	LCPR Senior Secured Financing DAC*~ 6.750%, 10/15/27	214,682
129,725	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	54,325
	Lumen Technologies, Inc.~
280,000	7.600%, 09/15/39	193,486
205,000	4.000%, 02/15/27*	174,713
92,000	4.500%, 01/15/29*	65,129
95,000	Match Group Holdings II, LLC*~ 3.625%, 10/01/31	72,562
240,000	Netflix, Inc.*~ 4.875%, 06/15/30	222,456
490,000	Paramount Global~‡ 6.375%, 03/30/62 5 year CMT + 4.00%	417,843
365,000	Rogers Communications, Inc.*~‡ 5.250%, 03/15/82 5 year CMT + 3.59%	320,149
	Scripps Escrow II, Inc.*~
95,000	3.875%, 01/15/29	79,056
48,000	5.375%, 01/15/31	39,060
395,000	Scripps Escrow, Inc.*~ 5.875%, 07/15/27	358,020

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 35

PRINCIPAL AMOUNT		VALUE
	Sirius XM Radio, Inc.*~
140,000	4.000%, 07/15/28	$120,973
90,000	3.125%, 09/01/26	80,536
48,000	3.875%, 09/01/31	38,419
100,000	Spanish Broadcasting System, Inc.*~ 9.750%, 03/01/26	61,715
480,000	Sprint Corp.~ 7.125%, 06/15/24	488,318
165,000	Stagwell Global, LLC*~ 5.625%, 08/15/29	142,402
190,000	Telesat Canada / Telesat, LLC*~ 4.875%, 06/01/27	88,301
175,000	United States Cellular Corp.~ 6.700%, 12/15/33	166,812
395,000	Vodafone Group, PLC~‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	378,505
		7,096,928

Consumer Discretionary (3.3%)
228,000	Abercrombie & Fitch Management Company*~ 8.750%, 07/15/25	216,472
	American Axle & Manufacturing, Inc.
201,000	6.875%, 07/01/28~	185,985
19,000	5.000%, 10/01/29	15,474
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
194,000	6.625%, 01/15/28~	166,289
119,000	4.625%, 08/01/29	89,478
48,000	4.625%, 04/01/30~	35,702
217,000	At Home Group, Inc.*^ 4.875%, 07/15/28	157,961
56,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*~ 5.375%, 03/01/29	48,773
	Bath & Body Works, Inc.~
254,000	6.694%, 01/15/27	240,096
235,000	6.875%, 11/01/35	200,016
	Caesars Entertainment, Inc.*
118,000	4.625%, 10/15/29^	94,560
93,000	8.125%, 07/01/27^	90,542
93,000	6.250%, 07/01/25~	90,889
	Carnival Corp.*~
98,000	10.500%, 02/01/26	96,181
48,000	7.625%, 03/01/26^	36,205
230,000	Carriage Services, Inc.*~ 4.250%, 05/15/29	174,218
145,000	Carvana Company*~ 4.875%, 09/01/29	64,279

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*~
750,000	4.750%, 03/01/30	$626,632
250,000	4.500%, 08/15/30	203,597
220,000	6.375%, 09/01/29	203,922
186,000	4.250%, 02/01/31	147,148
96,000	4.750%, 02/01/32	77,070
70,000	4.250%, 01/15/34	51,477
96,000	CDI Escrow Issuer, Inc.*~ 5.750%, 04/01/30	86,711
22,000	Century Communities, Inc.* 3.875%, 08/15/29	17,357
	Dana, Inc.~
155,000	4.250%, 09/01/30	124,400
95,000	4.500%, 02/15/32	72,552
	DISH DBS Corp.
347,000	7.750%, 07/01/26~	293,604
230,000	5.250%, 12/01/26*~	199,921
120,000	7.375%, 07/01/28~	91,352
95,000	5.125%, 06/01/29	64,515
200,000	Empire Resorts, Inc.*~ 7.750%, 11/01/26	164,846
204,000	Everi Holdings, Inc.*~ 5.000%, 07/15/29	178,033
190,000	Ford Motor Company~ 6.100%, 08/19/32	174,266
	Ford Motor Credit Company, LLC~
715,000	4.134%, 08/04/25	665,129
300,000	4.000%, 11/13/30	243,531
270,000	5.113%, 05/03/29	241,477
200,000	4.389%, 01/08/26	185,732
	Gap, Inc.*
71,000	3.875%, 10/01/31^	49,057
9,000	3.625%, 10/01/29	6,333
	General Motors Financial Company, Inc.
395,000	6.500%, 09/30/28~‡ 3 mo. USD LIBOR + 3.44%	335,944
385,000	5.700%, 09/30/30~^‡ 5 year CMT + 5.00%	327,620
68,000	3.100%, 01/12/32	51,843
	goeasy, Ltd.*~
325,000	5.375%, 12/01/24	305,965
177,000	4.375%, 05/01/26	153,571
144,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	125,173
79,000	Group 1 Automotive, Inc.*~ 4.000%, 08/15/28	65,176
283,000	Guitar Center, Inc.*~ 8.500%, 01/15/26	248,635
190,000	Liberty Interactive, LLC~ 8.250%, 02/01/30	119,155
	Life Time, Inc.*
144,000	8.000%, 04/15/26^	126,647
100,000	5.750%, 01/15/26~	93,125

Schedule of Investments October 31, 2022

36 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
123,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	$110,359
125,000	M/I Homes, Inc. 3.950%, 02/15/30	95,343
	Macy’s Retail Holdings, LLC~
200,000	6.700%, 07/15/34*	157,264
120,000	5.875%, 03/15/30*	101,414
90,000	4.300%, 02/15/43	53,535
225,000	Mclaren Finance, PLC*~ 7.500%, 08/01/26	180,695
242,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.*~ 4.875%, 05/01/29	206,728
254,000	Mohegan Gaming & Entertainment*~ 8.000%, 02/01/26	214,394
	Newell Brands, Inc.
45,000	6.375%, 09/15/27	44,117
23,000	6.625%, 09/15/29^	22,496
	Nordstrom, Inc.~
90,000	5.000%, 01/15/44	57,011
86,000	4.250%, 08/01/31	62,530
215,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	172,052
265,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*~ 5.625%, 09/01/29	197,565
473,000	Rite Aid Corp.*~^ 8.000%, 11/15/26	307,606
270,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*~ 4.625%, 03/01/29	225,558
212,000	Sonic Automotive, Inc.*~ 4.625%, 11/15/29	166,997
282,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	246,708
450,000	Station Casinos, LLC*~ 4.500%, 02/15/28	387,927
212,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	194,624
50,000	Viking Cruises, Ltd.*~ 13.000%, 05/15/25	53,778
220,000	Vista Outdoor, Inc.*~ 4.500%, 03/15/29	172,746
47,000	Williams Scotsman International, Inc.*~ 4.625%, 08/15/28	42,569
		11,598,652

Consumer Staples (0.8%)
218,000	Central Garden & Pet Company*~ 4.125%, 04/30/31	182,555

PRINCIPAL AMOUNT		VALUE
213,000	Edgewell Personal Care Company* 4.125%, 04/01/29	$182,221
	Energizer Holdings, Inc.*~
263,000	4.375%, 03/31/29	212,970
48,000	6.500%, 12/31/27	43,989
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*~
280,000	5.500%, 01/15/30	256,074
215,000	5.125%, 02/01/28	201,541
395,000	Land O’ Lakes, Inc.*~ 7.000%, 09/18/28	362,464
191,000	Performance Food Group, Inc.*~ 4.250%, 08/01/29	162,730
250,000	PetSmart, Inc. / PetSmart Finance Corp.*~ 4.750%, 02/15/28	228,270
140,000	Pilgrim’s Pride Corp.* 4.250%, 04/15/31	117,387
	Post Holdings, Inc.*~
47,000	5.500%, 12/15/29	42,362
23,000	4.625%, 04/15/30	19,457
182,000	Prestige Brands, Inc.*~ 3.750%, 04/01/31	146,619
210,000	United Natural Foods, Inc.*~ 6.750%, 10/15/28	203,297
293,000	Vector Group, Ltd.*~ 5.750%, 02/01/29	256,897
		2,618,833

Energy (2.7%)
95,000	Antero Resources Corp.*~ 5.375%, 03/01/30	88,191
192,000	Apache Corp.~ 5.100%, 09/01/40	155,647
	Buckeye Partners, LP~
460,000	5.850%, 11/15/43	347,544
205,000	3.950%, 12/01/26	179,926
220,000	Callon Petroleum Company*~ 7.500%, 06/15/30	209,183
96,000	Cheniere Energy Partners, LP~ 3.250%, 01/31/32	74,851
50,000	Cheniere Energy Partners, LP~ 4.000%, 03/01/31	42,235
96,000	Cheniere Energy, Inc.~ 4.625%, 10/15/28	88,641
139,000	Chesapeake Energy Corp.*~ 6.750%, 04/15/29	137,137
	Continental Resources, Inc.*
95,000	5.750%, 01/15/31	86,533
45,000	2.875%, 04/01/32	32,975
350,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	338,373

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 37

PRINCIPAL AMOUNT		VALUE
100,000	DT Midstream, Inc.*~ 4.125%, 06/15/29	$86,560
241,000	Earthstone Energy Holdings, LLC*~ 8.000%, 04/15/27	228,297
	Enbridge, Inc.‡
620,000	5.750%, 07/15/80~ 5 year CMT + 5.31%	548,929
420,000	7.375%, 01/15/83 5 year CMT + 3.18%	400,974
560,000	Energy Transfer, LP~‡ 6.500%, 11/15/26 5 year CMT + 5.69	482,530
	EnLink Midstream Partners, LP
835,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	642,708
205,000	4.850%, 07/15/26~	193,393
90,000	Enlink Midstream, LLC* 6.500%, 09/01/30	88,520
220,000	EQM Midstream Partners, LP*~ 7.500%, 06/01/27	217,901
210,000	Gulfport Energy Operating Corp. 8.000%, 05/17/26	209,675
220,000	Hilcorp Energy I, LP / Hilcorp Finance Company*~ 6.000%, 04/15/30	200,908
144,000	Howard Midstream Energy Partners, LLC*~ 6.750%, 01/15/27	131,089
	Laredo Petroleum, Inc.~
203,000	10.125%, 01/15/28	200,294
92,000	9.500%, 01/15/25	92,201
186,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*~ 6.000%, 08/01/26	181,776
646,000	MPLX, LP~‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	628,455
96,000	Murphy Oil Corp.~ 6.375%, 07/15/28	94,020
	New Fortress Energy, Inc.*~
180,000	6.750%, 09/15/25	177,133
96,000	6.500%, 09/30/26	93,188
169,000	Par Petroleum, LLC / Par Petroleum Finance Corp.*~ 7.750%, 12/15/25	162,515
200,000	Parkland Corp.*~ 5.875%, 07/15/27	189,576
187,000	Patterson-UTI Energy, Inc.~ 5.150%, 11/15/29	164,938
790,000	Plains All American Pipeline, LP~‡ 6.125%, 12/01/22 3 mo. USD LIBOR + 4.11%	656,000
265,000	Rockcliff Energy II, LLC*~ 5.500%, 10/15/29	236,894

PRINCIPAL AMOUNT		VALUE
	Southwestern Energy Company~
95,000	5.375%, 03/15/30	$88,300
90,000	5.375%, 02/01/29	83,888
48,000	4.750%, 02/01/32	41,667
48,000	Sunoco, LP / Sunoco Finance Corp.~ 4.500%, 04/30/30	40,988
	Venture Global Calcasieu Pass, LLC*~
45,000	4.125%, 08/15/31	38,518
45,000	3.875%, 08/15/29	38,972
280,000	VOC Escrow, Ltd.*~ 5.000%, 02/15/28	233,484
290,000	W&T Offshore, Inc.*~ 9.750%, 11/01/23	289,101
	Weatherford International, Ltd.*~
201,000	6.500%, 09/15/28	193,587
145,000	8.625%, 04/30/30	136,871
		9,275,086

Financials (15.7%)
	Acrisure, LLC / Acrisure Finance, Inc.*~
283,000	6.000%, 08/01/29	234,732
251,000	7.000%, 11/15/25	238,746
286,000	Aethon United BR, LP / Aethon United Finance Corp.*~ 8.250%, 02/15/26	292,055
311,000	AG Issuer, LLC*~ 6.250%, 03/01/28	292,356
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
875,000	6.750%, 10/15/27~	800,625
50,000	4.250%, 10/15/27~	45,272
45,000	5.875%, 11/01/29	38,248
	Ally Financial, Inc.~‡
1,236,000	4.700%, 05/15/26 5 year CMT + 3.87%	896,570
935,000	4.700%, 05/15/28 7 year CMT + 3.48%	634,267
417,000	American Express Company~‡ 3.550%, 09/15/26 5 year CMT + 2.85	324,822
685,000	American International Group, Inc.~‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	612,746
379,000	AmWINS Group, Inc.*~ 4.875%, 06/30/29	329,306
930,000	Ares Finance Company III, LLC*~‡ 4.125%, 06/30/51 5 year CMT + 3.24	708,502
710,000	AssuredPartners, Inc.*~ 7.000%, 08/15/25	685,739
208,000	Aviation Capital Group, LLC*~ 3.500%, 11/01/27	169,763

Schedule of Investments October 31, 2022

38 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
835,000	AXIS Specialty Finance, LLC~‡ 4.900%, 01/15/40 5 year CMT + 3.19	$677,143
	Bank of America Corp.µ‡
415,000	4.375%, 01/27/27 5 year CMT + 2.76%	334,137
376,000	6.125%, 04/27/27 5 year CMT + 3.23%	356,504
405,000	Bank of Montrealµ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	344,319
	Bank of New York Mellon Corp.µ‡
971,000	3.750%, 12/20/26~ 5 year CMT + 2.63	746,194
635,000	4.700%, 09/20/25 5 year CMT + 4.36%	608,305
	Bank of Nova Scotiaµ‡
670,000	3.625%, 10/27/81 5 year CMT + 2.613%	477,496
605,000	4.900%, 06/04/25 5 year CMT + 4.55%	564,326
	Barclays, PLC~‡
725,000	8.000%, 03/15/29 5 year CMT + 5.43%	652,442
620,000	4.375%, 03/15/28^ 5 year CMT + 3.41	413,242
810,000	BP Capital Markets, PLC~‡ 4.875%, 03/22/30 5 year CMT + 4.40%	676,787
375,000	BroadStreet Partners, Inc.*~ 5.875%, 04/15/29	303,454
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*~
385,000	4.500%, 04/01/27	329,217
231,000	5.750%, 05/15/26	215,130
200,000	Burford Capital Global Financial, LLC*~ 6.875%, 04/15/30	174,900
1,770,000	Capital One Financial Corp.~^‡ 3.950%, 09/01/26 5 year CMT + 3.16	1,333,925
206,000	Castlelake Aviation Finance DAC*~^ 5.000%, 04/15/27	175,273
	Charles Schwab Corp.~‡
895,000	4.000%, 06/01/26^ 5 year CMT + 3.17	731,260
433,000	4.000%, 12/01/30‡ ‡‡ 10 year CMT + 3.08%	320,792
400,000	5.375%, 06/01/25‡ ‡‡ 5 year CMT + 4.97%	391,152
	Citigroup, Inc.~‡
1,454,000	4.150%, 11/15/26 5 year CMT + 3.00	1,141,405

PRINCIPAL AMOUNT		VALUE
1,141,000	3.875%, 02/18/26 5 year CMT + 3.42	$936,921
445,000	4.000%, 12/10/25 5 year CMT + 3.60%	376,029
1,115,000	Citizens Financial Group, Inc.~‡ 4.000%, 10/06/26 5 year CMT + 3.22	891,420
180,000	Corebridge Financial, Inc.*~‡ 6.875%, 12/15/52 5 year CMT + 3.85%	161,953
	Credit Acceptance Corp.
475,000	6.625%, 03/15/26	450,271
161,000	5.125%, 12/31/24*~	151,569
565,000	Credit Suisse Group, AG*‡ 7.500%, 12/11/23 U.S. 5 yr Swap + 4.60%	515,003
	Discover Financial Services~‡
660,000	6.125%, 06/23/25 5 year CMT + 5.78%	641,421
425,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	333,570
241,000	Enact Holdings, Inc.*~ 6.500%, 08/15/25	237,884
200,000	Enstar Finance, LLC~‡ 5.500%, 01/15/42 5 year CMT + 4.01	155,634
1,500,000	Fifth Third Bancorp~‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,384,380
275,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*~ 3.750%, 12/15/27	222,613
	Goldman Sachs Group, Inc.~‡
1,435,000	4.400%, 02/10/25 5 year CMT + 2.85%	1,192,844
1,195,000	3.800%, 05/10/26 5 year CMT + 2.97	926,579
442,000	4.125%, 11/10/26 5 year CMT + 2.95	345,388
427,000	Greystar Real Estate Partners, LLC*~ 5.750%, 12/01/25	414,412
400,000	HSBC Holdings, PLCµ‡ 6.375%, 03/30/25 U.S. 5 yr Swap + 4.37%	355,976
	HUB International, Ltd.*
410,000	7.000%, 05/01/26~	405,002
276,000	5.625%, 12/01/29^	237,796
	Huntington Bancshares, Inc.~‡
940,000	4.450%, 10/15/27^ 7 year CMT + 4.05%	831,251
375,000	5.625%, 07/15/30 10 year CMT + 4.95%	342,188

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 39

PRINCIPAL AMOUNT		VALUE
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.~
245,000	5.250%, 05/15/27	$225,905
144,000	4.375%, 02/01/29	120,996
510,000	ILFC E-Capital Trust II*~‡ 5.365%, 12/21/65 3 mo. USD LIBOR + 1.80%	353,430
	ING Groep, NV~‡
800,000	4.250%, 05/16/31 5 year CMT + 2.86	498,064
200,000	3.875%, 05/16/27 5 year CMT + 2.86	132,180
380,000	Iron Mountain, Inc.* 5.250%, 03/15/28	350,280
525,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*~ 5.000%, 08/15/28	413,206
2,840,000	JPMorgan Chase & Companyµ‡ 3.650%, 06/01/26 5 year CMT + 2.85	2,342,290
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*~
379,000	5.250%, 10/01/25	349,904
95,000	4.750%, 06/15/29	76,036
265,000	LD Holdings Group, LLC* 6.125%, 04/01/28	148,702
	Level 3 Financing, Inc.*~
200,000	4.250%, 07/01/28	165,110
93,000	3.875%, 11/15/29	76,571
870,000	Liberty Mutual Group, Inc.*~‡ 4.125%, 12/15/51 5 year CMT + 3.32	659,547
575,000	Lloyds Banking Group, PLC~‡ 7.500%, 06/27/24 U.S. 5 yr Swap + 4.76%	550,102
139,000	LPL Holdings, Inc.*~ 4.000%, 03/15/29	121,875
670,000	Markel Corp.~‡ 6.000%, 06/01/25 5 year CMT + 5.66%	645,840
	MetLife, Inc.~
1,205,000	6.400%, 12/15/66	1,110,865
605,000	3.850%, 09/15/25^‡ 5 year CMT + 3.58%	537,518
400,000	Munich Re*~‡ 5.875%, 05/23/42 5 year CMT + 3.98%	381,948
255,000	Nationstar Mortgage Holdings, Inc.*~ 5.500%, 08/15/28	208,389
380,000	Nationwide Financial Services, Inc. 6.750%, 05/15/87	360,088
	Navient Corp.~
422,000	5.000%, 03/15/27	357,734
220,000	4.875%, 03/15/28	175,844

PRINCIPAL AMOUNT		VALUE
220,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP*~ 4.500%, 09/30/28	$164,340
	Nordea Bank Abp*µ‡
900,000	3.750%, 03/01/29 5 year CMT + 2.60	635,301
580,000	6.625%, 03/26/26 5 year CMT + 4.11%	549,231
130,000	OneMain Finance Corp.~ 3.875%, 09/15/28	101,633
98,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*~ 5.875%, 10/01/28	89,027
1,283,000	PartnerRe Finance B, LLC~‡ 4.500%, 10/01/50 5 year CMT + 3.82%	1,051,765
295,000	PHH Mortgage Corp.*~ 7.875%, 03/15/26	245,169
	PNC Financial Services Group, Inc.µ‡
885,000	3.400%, 09/15/26 5 year CMT + 2.60	663,130
425,000	6.000%, 05/15/27 5 year CMT + 3.00%	396,580
360,000	6.200%, 09/15/27 5 year CMT + 3.24%	340,420
376,000	Prudential Financial, Inc.~‡ 3.700%, 10/01/50 5 year CMT + 3.04%	293,664
785,000	QBE Insurance Group, Ltd.*~^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	716,579
220,000	RHP Hotel Properties, LP / RHP Finance Corp.*~ 4.500%, 02/15/29	193,160
144,000	RLJ Lodging Trust, LP*~ 3.750%, 07/01/26	131,986
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*~
85,000	3.875%, 03/01/31	63,412
85,000	3.625%, 03/01/29	65,961
45,000	2.875%, 10/15/26	37,753
1,362,000	State Street Corp.~^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	1,246,230
199,000	StoneX Group, Inc.*~ 8.625%, 06/15/25	196,763
	SVB Financial Group~‡
918,000	4.000%, 05/15/26 5 year CMT + 3.20	646,612
651,000	4.100%, 02/15/31 10 year CMT + 3.06%	407,962
367,000	4.250%, 11/15/26 5 year CMT + 3.07	246,646

Schedule of Investments October 31, 2022

40 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
775,000	Toronto-Dominion Bankµ 8.125%, 10/31/82	$784,401
	Truist Financial Corp.µ‡
835,000	4.800%, 09/01/24 5 year CMT + 3.00%	749,913
375,000	4.950%, 09/01/25 5 year CMT + 4.61%	359,801
	UBS Group, AG*~‡
575,000	7.000%, 01/31/34 U.S. 5 yr Swap + 4.34%	558,187
400,000	4.875%, 02/12/27 5 year CMT + 3.40	320,748
	United Wholesale Mortgage, LLC*~
221,000	5.500%, 04/15/29	167,876
90,000	5.750%, 06/15/27	73,795
90,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*~ 6.500%, 02/15/29	65,066
545,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54	418,685
210,000	VZ Secured Financing, BV*~ 5.000%, 01/15/32	168,746
3,170,000	Wells Fargo & Company~‡ 3.900%, 03/15/26 5 year CMT + 3.45%	2,695,197
	XHR, LP*~
208,000	6.375%, 08/15/25	204,780
96,000	4.875%, 06/01/29	83,639
		54,277,838

Health Care (1.3%)
	Bausch Health Companies, Inc.*
318,000	11.000%, 09/30/28	248,695
72,000	6.125%, 02/01/27~^	47,596
62,000	14.000%, 10/15/30	35,591
96,000	Charles River Laboratories International, Inc.*~ 3.750%, 03/15/29	83,170
	CHS/Community Health Systems, Inc.*~
24,000	5.250%, 05/15/30	16,658
610,000	8.000%, 03/15/26	526,461
377,000	6.125%, 04/01/30	154,890
108,000	6.875%, 04/15/29	45,412
	DaVita, Inc.*~
372,000	4.625%, 06/01/30	290,450
222,000	3.750%, 02/15/31	161,287
	Embecta Corp.*~
144,000	5.000%, 02/15/30	123,736
48,000	6.750%, 02/15/30	43,952
	Encompass Health Corp.~
100,000	4.750%, 02/01/30	85,336
100,000	4.500%, 02/01/28	89,509

PRINCIPAL AMOUNT		VALUE
200,000	Jazz Securities DAC*~ 4.375%, 01/15/29	$177,582
	Medline Borrower, LP*~^
230,000	3.875%, 04/01/29	188,195
233,000	5.250%, 10/01/29	181,803
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*~
350,000	5.125%, 04/30/31	297,472
200,000	4.125%, 04/30/28	176,302
	Tenet Healthcare Corp.~
480,000	5.125%, 11/01/27*	440,453
470,000	6.875%, 11/15/31	400,370
	Teva Pharmaceutical Finance Netherlands III, BV~
340,000	3.150%, 10/01/26	287,575
200,000	7.125%, 01/31/25	198,470
200,000	4.750%, 05/09/27	176,892
		4,477,857

Industrials (3.2%)
220,000	ACCO Brands Corp.*~ 4.250%, 03/15/29	174,946
800,000	AerCap Holdings, NV~^‡ 5.875%, 10/10/79 5 year CMT + 4.54	720,144
	Air Lease Corp.~‡
885,000	4.125%, 12/15/26 5 year CMT + 3.15	585,950
560,000	4.650%, 06/15/26 5 year CMT + 4.08	466,525
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*~
315,000	4.625%, 01/15/27	292,714
145,000	5.875%, 02/15/28	136,642
95,000	3.500%, 03/15/29	78,717
220,000	Allegiant Travel Company*~ 7.250%, 08/15/27	207,475
50,000	Allison Transmission, Inc.*~ 3.750%, 01/30/31	40,144
50,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	44,112
108,000	Arcosa, Inc.*~ 4.375%, 04/15/29	93,649
940,000	ARD Finance, SA*~ 6.500%, 06/30/27 7.250% PIK rate	675,634
75,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	69,041
151,000	Beacon Roofing Supply, Inc.*~ 4.125%, 05/15/29	125,138

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 41

PRINCIPAL AMOUNT		VALUE
191,000	BWX Technologies, Inc.*~ 4.125%, 04/15/29	$165,524
47,000	Delta Air Lines, Inc.~^ 7.375%, 01/15/26	48,104
48,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*~ 4.750%, 10/20/28	44,655
245,000	Deluxe Corp.*~ 8.000%, 06/01/29	205,268
96,000	Dun & Bradstreet Corp.*~^ 5.000%, 12/15/29	81,502
143,000	Eco Material Technologies, Inc.*~ 7.875%, 01/31/27	133,958
230,000	Endurance International Group Holdings, Inc.*~ 6.000%, 02/15/29	149,914
85,000	EnerSys*~ 4.375%, 12/15/27	74,616
205,000	Fly Leasing, Ltd.*~ 7.000%, 10/15/24	162,337
96,000	GFL Environmental, Inc.*~ 3.750%, 08/01/25	90,811
108,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	88,892
88,000	Graphic Packaging International, LLC*~ 3.500%, 03/01/29	74,875
203,000	Great Lakes Dredge & Dock Corp.*~ 5.250%, 06/01/29	160,187
443,000	H&E Equipment Services, Inc.*~ 3.875%, 12/15/28	375,079
281,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.*~ 5.750%, 01/20/26	259,700
475,000	Herc Holdings, Inc.*~ 5.500%, 07/15/27	450,006
220,000	IEA Energy Services, LLC* 6.625%, 08/15/29	212,478
290,000	JELD-WEN, Inc.*~ 4.625%, 12/15/25	241,524
305,000	Ken Garff Automotive, LLC*~ 4.875%, 09/15/28	255,776
96,000	MasTec, Inc.*~ 4.500%, 08/15/28	84,959
107,000	Moog, Inc.*~ 4.250%, 12/15/27	95,937
172,000	Novelis Corp.*~ 4.750%, 01/30/30	146,451
70,000	OI European Group, BV* 4.750%, 02/15/30	59,546
225,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*~ 4.000%, 10/15/27	199,406

PRINCIPAL AMOUNT		VALUE
285,000	Patrick Industries, Inc.*~ 4.750%, 05/01/29	$217,045
235,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance, Inc.*~ 8.500%, 11/15/27	252,686
	QVC, Inc.~
111,000	4.375%, 09/01/28	80,587
95,000	5.450%, 08/15/34	59,898
98,000	Sensata Technologies, Inc.*~ 3.750%, 02/15/31	78,102
	Sinclair Television Group, Inc.*
141,000	4.125%, 12/01/30~	109,141
100,000	5.500%, 03/01/30^	75,064
195,000	Standard Industries, Inc.*~ 5.000%, 02/15/27	178,419
315,000	Stanley Black & Decker, Inc.~^‡ 4.000%, 03/15/60 5 year CMT + 2.66%	262,137
150,000	Stericycle, Inc.*~ 3.875%, 01/15/29	130,395
145,000	STL Holding Company, LLC*~ 7.500%, 02/15/26	126,411
	TransDigm, Inc.~
473,000	6.250%, 03/15/26*	466,842
405,000	7.500%, 03/15/27	400,419
141,000	Tronox, Inc.*~ 4.625%, 03/15/29	109,530
187,000	Vertiv Group Corp.*~ 4.125%, 11/15/28	162,830
201,000	Wabash National Corp.*~ 4.500%, 10/15/28	169,672
325,000	Waste Pro USA, Inc.*~ 5.500%, 02/15/26	301,018
	WESCO Distribution, Inc.*~
93,000	7.125%, 06/15/25	94,040
45,000	7.250%, 06/15/28	45,720
202,000	Williams Scotsman International, Inc.*~ 6.125%, 06/15/25	201,750
		11,094,042

Information Technology (0.7%)
96,000	Booz Allen Hamilton, Inc.*~ 4.000%, 07/01/29	84,149
112,000	Coherent Corp.*~ 5.000%, 12/15/29	96,145
299,000	CommScope Technologies, LLC*~ 6.000%, 06/15/25	281,843
175,000	CommScope, Inc.*~ 4.750%, 09/01/29	148,262
108,000	Dell International, LLC / EMC Corp.µ 6.100%, 07/15/27	108,277

Schedule of Investments October 31, 2022

42 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
56,000	Fair Isaac Corp.*~ 4.000%, 06/15/28	$50,690
210,000	KBR, Inc.*~ 4.750%, 09/30/28	184,338
	MPH Acquisition Holdings, LLC*~
210,000	5.750%, 11/01/28	162,548
95,000	5.500%, 09/01/28	82,527
96,000	NCR Corp.*~ 5.125%, 04/15/29	80,606
143,000	ON Semiconductor Corp.*~ 3.875%, 09/01/28	126,185
	Open Text Corp.*~
129,000	3.875%, 02/15/28	110,834
72,000	3.875%, 12/01/29	57,144
72,000	Open Text Holdings, Inc.*~ 4.125%, 12/01/31	54,455
96,000	Playtika Holding Corp.*~ 4.250%, 03/15/29	80,037
118,000	PTC, Inc.*~ 4.000%, 02/15/28	107,745
265,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	224,097
	Twilio, Inc.~
130,000	3.625%, 03/15/29	107,433
47,000	3.875%, 03/15/31	38,370
240,000	Viavi Solutions, Inc.*~ 3.750%, 10/01/29	199,584
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*~ 3.875%, 02/01/29	185,416
		2,570,685

Materials (0.7%)
150,000	ArcelorMittal, SA~ 7.000%, 10/15/39	142,122
90,000	ATI, Inc.~ 5.875%, 12/01/27	82,347
46,000	Carpenter Technology Corp. 7.625%, 03/15/30	44,981
145,000	Chemours Company*~ 4.625%, 11/15/29	113,144
300,000	Clearwater Paper Corp.*~ 4.750%, 08/15/28	263,517
	Commercial Metals Company~
96,000	4.125%, 01/15/30	81,431
48,000	4.375%, 03/15/32	39,289
250,000	Constellium, SE*~ 3.750%, 04/15/29	196,273
300,000	Freeport-McMoRan, Inc. - Class H~ 5.450%, 03/15/43	249,174
144,000	HB Fuller Company~ 4.250%, 10/15/28	125,639

PRINCIPAL AMOUNT		VALUE
	Kaiser Aluminum Corp.*
210,000	4.625%, 03/01/28~	$183,874
24,000	4.500%, 06/01/31	18,867
133,000	LSF11 A5 HoldCo, LLC*^ 6.625%, 10/15/29	104,840
201,000	Mercer International, Inc.~ 5.125%, 02/01/29	167,700
169,000	OCI, NV*µ 4.625%, 10/15/25	158,084
285,000	Owens-Brockway Glass Container, Inc.*~^ 6.625%, 05/13/27	274,250
48,000	Sealed Air Corp.*~ 5.000%, 04/15/29	43,883
80,000	Silgan Holdings, Inc.~ 4.125%, 02/01/28	73,343
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.*~ 5.125%, 04/01/29	54,829
200,000	Univar Solutions USA, Inc.*~ 5.125%, 12/01/27	185,360
		2,602,947

Other (0.1%)
178,999	1375209 BC, Ltd.* 9.000%, 01/30/28	174,619
23,000	CNX Resources Corp.* 7.375%, 01/15/31	22,865
	NortonLifeLock, Inc.*
90,000	7.125%, 09/30/30	88,920
90,000	6.750%, 09/30/27	88,859
		375,263

Real Estate (0.2%)
152,000	EPR Properties~ 3.750%, 08/15/29	112,471
	Forestar Group, Inc.*
139,000	5.000%, 03/01/28	115,754
97,000	3.850%, 05/15/26~	83,523
211,000	MIWD Holdco II, LLC / MIWD Finance Corp.*~ 5.500%, 02/01/30	164,856
95,000	Service Properties Trust~ 5.250%, 02/15/26	82,288
		558,892

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.~
185,000	6.750%, 01/15/30	145,441
96,000	4.625%, 01/15/29*	83,546
		228,987

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 43

PRINCIPAL AMOUNT		VALUE

Utilities (1.7%)
910,000	Algonquin Power & Utilities Corp.~‡ 4.750%, 01/18/82 5 year CMT + 3.25%	$733,897
200,000	CenterPoint Energy, Inc.~^‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	188,664
390,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	323,829
	Dominion Energy, Inc.~‡
695,000	4.650%, 12/15/24 5 year CMT + 2.99%	607,791
367,000	4.350%, 01/15/27 5 year CMT + 3.20	306,599
	Duke Energy Corp.~‡
900,000	4.875%, 09/16/24 5 year CMT + 3.39%	808,200
368,000	3.250%, 01/15/82 5 year CMT + 2.32	260,378
770,000	NextEra Energy Capital Holdings, Inc.~‡ 3.800%, 03/15/82 5 year CMT + 2.55	589,335
62,000	PPL Capital Funding, Inc.‡ 6.339%, 03/30/67 3 mo. USD LIBOR + 2.67%	52,625
	Sempra Energy~‡
375,000	4.875%, 10/15/25 5 year CMT + 4.55%	342,270
240,000	4.125%, 04/01/52 5 year CMT + 2.87	183,672
	Southern Company~‡
668,000	4.000%, 01/15/51 5 year CMT + 3.73%	582,516
280,000	3.750%, 09/15/51 5 year CMT + 2.92	221,497
	Vistra Corp.*‡
375,000	8.000%, 10/15/26 5 year CMT + 6.93	356,734
305,000	7.000%, 12/15/26~ 5 year CMT + 5.74	271,679
		5,829,686
	Total Corporate Bonds (Cost $135,122,846)	114,084,094

Convertible Bonds (0.1%)
Consumer Discretionary (0.1%)
248,000	DISH Network Corp. 2.375%, 03/15/24	226,300
70,000	Peloton Interactive, Inc.µ 0.000%, 02/15/26	50,382
		276,682

PRINCIPAL AMOUNT		VALUE

Information Technology (0.0%)
145,000	Shift4 Payments, Inc.µ 0.500%, 08/01/27	$112,208

Other (0.0%)
95,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	66,104
	Total Convertible Bonds (Cost $497,577)	454,994

Bank Loans (2.3%) ¡
Airlines (0.1%)
165,000	American Airlines, Inc.‡ 8.993%, 04/20/28 3 mo. LIBOR + 4.75%	163,674
175,750	Mileage Plus Holdings, LLC‡ 8.777%, 06/21/27 3 mo. LIBOR + 5.25%	179,777
246,250	United Airlines, Inc.‡ 8.108%, 04/21/28 3 mo. LIBOR + 3.75%	241,035
		584,486

Communication Services (0.3%)
483,750	Clear Channel Outdoor Holdings, Inc.‡ 7.915%, 08/21/26 3 mo. LIBOR + 3.50%	444,390
1,250	Clear Channel Outdoor Holdings, Inc.‡ 7.254%, 08/21/26 1 mo. LIBOR + 3.50%	1,148
268,182	DIRECTV Financing, LLC‡ 8.754%, 08/02/27 1 mo. LIBOR + 5.00%	256,248
284,000	Entercom Media Corp.‡ 6.132%, 11/18/24 1 mo. LIBOR + 2.50%	220,033
81,273	Nexstar Broadcasting, Inc.‡ 6.254%, 09/18/26 1 mo. LIBOR + 2.50%	80,630
94,763	Univision Communications, Inc.‡ 7.790%, 06/24/29 3 mo. SOFR + 4.25%	93,104
		1,095,553

Consumer Discretionary (0.4%)
64,382	Life Time Fitness, Inc.‡ 7.820%, 12/16/24 3 mo. LIBOR + 4.75%	63,635
99,750	Peloton Interactive, Inc.‡ 8.346%, 05/25/27 2 mo. LIBOR + 6.50%	97,007

Schedule of Investments October 31, 2022

44 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
91,970	Penn National Gaming, Inc.‡ 6.579%, 05/03/29 1 mo. SOFR + 2.75%	$90,786
334,900	Petco Health and Wellness Company, Inc.‡ 6.924%, 03/03/28 3 mo. LIBOR + 3.25%	322,000
315,839	PetSmart, Inc.‡ 7.500%, 02/11/28 1 mo. LIBOR + 3.75%	304,720
190,000	SkyMiles IP, Ltd.‡ 7.993%, 10/20/27 3 mo. LIBOR + 3.75%	192,020
216,915	TKC Holdings, Inc.‡ 9.180%, 05/15/28 3 mo. LIBOR + 5.50%	185,300
316,575	WW International, Inc.‡ 7.260%, 04/13/28 1 mo. LIBOR + 3.50%	206,169
		1,461,637

Financials (0.1%)
200,413	Jazz Financing Lux Sarl‡ 7.254%, 05/05/28 1 mo. LIBOR + 3.50%	198,363

Health Care (0.4%)
164,989	Amneal Pharmaceuticals, LLC‡ 7.313%, 05/04/25 1 mo. LIBOR + 3.50%	141,567
161,261	Amneal Pharmaceuticals, LLC‡ 7.188%, 05/04/25 3 mo. LIBOR + 3.50%	138,368
44,438	Bausch Health Companies, Inc.‡ 8.624%, 02/01/27 1 mo. SOFR + 5.25%	33,392
130,968	Icon Luxembourg Sarl‡ 5.936%, 07/03/28 3 mo. LIBOR + 2.25%	129,847
254,748	Mallinckrodt International Finance, SA‡ 8.733%, 09/30/27 3 mo. LIBOR + 5.25%	208,535
207,059	Padagis, LLC‡ 8.491%, 07/06/28 3 mo. LIBOR + 4.75%	176,518
32,631	PRA Health Sciences, Inc.‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	32,352
822,886	Team Health Holdings, Inc.‡ 8.979%, 03/02/27 1 mo. SOFR + 5.25%	689,167
		1,549,746

PRINCIPAL AMOUNT		VALUE

Industrials (0.3%)
74,250	ACProducts, Inc.‡ 7.127%, 05/17/28 6 mo. LIBOR + 4.25%	$52,377
24,500	ACProducts, Inc.‡ 7.924%, 05/17/28 3 mo. LIBOR + 4.25%	17,283
119,700	Air Canada‡ 6.421%, 08/11/28 3 mo. LIBOR + 3.50%	117,094
426,893	Dun & Bradstreet Corp.‡ 6.846%, 02/06/26 1 mo. LIBOR + 3.25%	421,023
297,525	Granite Holdings US Acquisition Company‡ 7.688%, 09/30/26 3 mo. LIBOR + 4.00%	291,018
199,500	Scientific Games International, Inc.‡ 6.402%, 04/14/29 1 mo. SOFR + 3.00%	197,297
		1,096,092

Information Technology (0.3%)
178,873	Banff Merger Sub, Inc.‡ 7.504%, 10/02/25 1 mo. LIBOR + 3.75%	172,337
223,176	Camelot U.S. Acquisition 1 Company‡ 6.754%, 10/30/26 1 mo. LIBOR + 3.00%	219,875
60,531	Camelot U.S. Acquisition 1 Company‡ 6.754%, 10/30/26 1 mo. LIBOR + 3.00%	59,673
45,000	Central Parent, Inc.‡ 8.112%, 07/06/29 3 mo. SOFR + 4.50%	44,156
195,000	II-VI, Inc.‡ 5.878%, 07/02/29 1 mo. LIBOR + 2.25%	190,369
260,000	VFH Parent, LLC‡ 6.567%, 01/13/29 1 mo. SOFR + 3.00%	255,341
		941,751

Materials (0.1%)
131,625	Innophos, Inc.‡ 7.004%, 02/05/27 1 mo. LIBOR + 3.75%	127,841
94,525	LSF11 A5 HoldCo, LLC‡ 7.343%, 10/15/28 1 mo. SOFR + 3.75%	90,153
		217,994

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 45

PRINCIPAL AMOUNT		VALUE

Other (0.1%)
235,000	ChampionX Corp.‡ 6.618%, 06/07/29 1 mo. SOFR + 3.25%	$235,235

Special Purpose Acquisition Companies (0.2%)
162,500	AP Core Holdings II, LLC‡ 9.254%, 09/01/27 1 mo. LIBOR + 5.50%	148,552
99,750	Clydesdale Acquisition Holdings, Inc.‡ 8.004%, 04/13/29 1 mo. SOFR + 4.18%	96,243
44,775	Fertitta Entertainment, LLC‡ 7.729%, 01/27/29 1 mo. SOFR + 4.00%	42,122
200,000	Oscar AcquisitionCo, LLC‡ 8.153%, 04/29/29 3 mo. SOFR + 4.50%	182,159
180,000	Patagonia Holdco LLC‡ 8.386%, 08/01/29 3 mo. SOFR + 5.75%	144,900
		613,976
	Total Bank Loans (Cost $8,599,385)	7,994,833

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (0.4%)
Communication Services (0.0%)
9,800	United States Cellular Corp.µ 5.500%, 06/01/70	167,580

Financials (0.4%)
3,850	Bank OZKµ 4.625%, 11/15/26	63,910
14,458	KeyCorpµ‡ 6.200%, 12/15/27 5 year CMT + 3.13%	352,486
28,900	Reinsurance Group of America, Inc.µ‡ 7.125%, 10/15/52 5 year CMT + 3.46%	732,037
3,825	RenaissanceRe Holdings, Ltd.µ 4.200%, 07/15/26	63,763
		1,212,196
	Total Convertible Preferred Stocks (Cost $1,438,669)	1,379,776

Preferred Stocks (3.0%)
Communication Services (0.5%)
22,730	AT&T, Inc. 4.750%, 02/18/25	393,684
9,450	AT&T, Inc. 5.350%, 11/01/66	202,986

NUMBER OF SHARES		VALUE
58,930	Qwest Corp.µ 6.500%, 09/01/56	$1,010,649
		1,607,319

Consumer Discretionary (0.2%)
7,685	Ford Motor Company~ 6.200%, 06/01/59	175,525
7,236	Ford Motor Companyµ 6.500%, 08/15/62	164,981
3,615	Guitar Center, Inc.&	450,068
1,670	Qurate Retail, Inc.µ 8.000%, 03/15/31	80,527
		871,101

Energy (0.5%)
31,635	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74	723,176
24,000	NuStar Energy, LP‡ 9.126%, 11/30/22 3 mo. USD LIBOR + 5.64%	509,760
18,550	NuStar Logistics, LP~‡ 10.813%, 01/15/43 3 mo. USD LIBOR + 6.73%	462,081
		1,695,017

Financials (1.3%)
8,975	Affiliated Managers Group, Inc. 4.750%, 09/30/60	153,383
17,285	Annaly Capital Management, Inc.‡ 8.667%, 11/30/22 3 mo. USD LIBOR + 4.99%	416,396
10,775	Arch Capital Group, Ltd. 4.550%, 06/11/26	189,209
12,617	B Riley Financial, Inc.µ 5.250%, 08/31/28	214,111
9,000	B Riley Financial, Inc. 6.000%, 01/31/28	165,780
3,675	Capital One Financial Corp.µ 4.800%, 06/01/25	63,945
29,475	CNO Financial Group, Inc.µ 5.125%, 11/25/60	536,445
8,969	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	173,550
8,923	Ellington Financial, Inc.µ‡ 6.250%, 01/30/27 5 year CMT + 4.99	161,863
3,184	First Citizens BancShares, Inc.µ 5.625%, 01/04/27	63,871
15,050	First Republic Bankµ 4.000%, 08/30/26	225,901
5,687	First Republic Bankµ 4.125%, 10/30/25	87,750

Schedule of Investments October 31, 2022

46 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
11,600	Morgan Stanleyµ 6.500%, 10/15/27	$287,680
5,850	Morgan Stanleyµ 4.250%, 01/15/27	95,238
19,000	Prospect Capital Corp. 5.350%, 07/01/26	310,650
33,732	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	564,505
8,025	Spirit Realty Capital, Inc.µ 6.000%, 11/30/22	172,136
16,015	W R Berkley Corp.µ 5.100%, 12/30/59	320,460
14,752	Western Alliance Bancorpµ‡ 4.250%, 09/30/26 5 year CMT + 3.45	295,040
		4,497,913

Industrials (0.1%)
13,650	QVC, Inc.µ 6.250%, 11/26/68	213,077
7,275	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33	196,425
		409,502

Real Estate (0.2%)
30,350	Brookfield Property Partners, LP~µ 5.750%, 03/31/25	459,195
15,300	Brookfield Property Partners, LP~µ 6.375%, 09/30/24	249,390
6,245	Global Net Lease, Inc.µ 6.875%, 11/26/24	125,712
		834,297

Utilities (0.2%)
16,750	Brookfield Renewable Partners, LP~ 5.250%, 03/31/25	274,532
13,450	DTE Energy Company~µ 5.250%, 12/01/77	288,906
		563,438
	Total Preferred Stocks (Cost $13,549,438)	10,478,587

Common Stocks (90.7%)
Communication Services (5.8%)
139,000	Alphabet, Inc. - Class A~^#	13,136,890
3,935	Altice USA, Inc. - Class A#	26,011
1,322	Cumulus Media, Inc. - Class A#	9,743
65,000	Walt Disney Company~#	6,925,100
		20,097,744

Consumer Discretionary (8.2%)
5,100	Booking Holdings, Inc.^#	9,534,348
166,500	Caesars Entertainment, Inc.~#	7,281,045

NUMBER OF SHARES			VALUE
73,000		Marriott International, Inc. - Class A~	$11,688,030
			28,503,423

Energy (3.4%)
560		Chesapeake Energy Corp.	57,271
12,950		Energy Transfer, LP	165,372
600		Schlumberger, NV~	31,218
134,000		Sysco Corp.~	11,599,040
			11,852,901

Financials (12.5%)
500,000		Huntington Bancshares Inc/OH~µ	7,590,000
159,000		Morgan Stanley~	13,065,030
3,431,071	GBP	NatWest Group, PLC	9,240,907
62,500		PNC Financial Services Group, Inc.~	10,114,375
71,900		Wells Fargo & Company	3,306,681
			43,316,993

Health Care (5.3%)
175,000		Boston Scientific Corp.~^#	7,544,250
12,000		Danaher Corp.	3,020,040
14,000		Humana, Inc.µ	7,813,120
			18,377,410

Industrials (34.2%)
214,000		AerCap Holdings, NV~#	11,429,740
423,120		Air Lease Corp. - Class A^	14,931,905
384,000		CSX Corp.~^	11,159,040
327,000		Delta Air Lines, Inc.^#	11,095,110
59,500		Honeywell International, Inc.^	12,139,190
39,500		L3Harris Technologies, Inc.~µ	9,735,565
119,000		Raytheon Technologies Corp.~	11,283,580
49,500	EUR	Siemens, AG	5,405,843
277,000		Southwest Airlines Company~#	10,068,950
82,000		TransUnion~	4,860,140
243,000		Uber Technologies, Inc.~#	6,456,510
50,000		Union Pacific Corp.~	9,857,000
			118,422,573

Information Technology (16.4%)
180,000		Advanced Micro Devices, Inc.^#	10,810,800
45,000		Analog Devices, Inc.~	6,417,900
54,000		Fidelity National Information Services, Inc.^	4,481,460
18,000		Lam Research Corp.	7,286,040
28,000		Microsoft Corp.	6,499,640
35,000		ON Semiconductor Corp.	2,150,050
14,400		Paycom Software, Inc.~#	4,982,400
68,000		Visa, Inc. - Class A~	14,086,880
			56,715,170

Materials (3.0%)
34,800		Linde, PLC~	10,347,780

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 47

NUMBER OF SHARES		VALUE

Real Estate (0.0%)
5,466	American Finance Trust, Inc.µ# 7.500%, 03/26/24	$108,664

Special Purpose Acquisition Companies (1.9%)
1,377	Intelsat Emergence, SA~&	34,425
119,000	Shell, PLC~	6,619,970
		6,654,395
	Total Common Stocks (Cost $326,436,589)	314,397,053

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.4%) #
Communication Services (0.0%)
690 6,521,190	Alphabet, Inc. Call, 11/04/22, Strike $100.00	13,110

Consumer Discretionary (0.1%)
51 9,534,348	Booking Holdings, Inc. Call, 11/04/22, Strike $1,930.00	205,020

Financials (0.0%)
2,780 12,785,220	Wells Fargo & Company Call, 11/04/22, Strike $47.00	68,110

Industrials (0.0%)
1,190 11,283,580	Raytheon Technologies Corp. Put, 11/04/22, Strike $88.00	6,545

Information Technology (0.1%)
1,800 10,810,800	Advanced Micro Devices, Inc. Put, 11/04/22, Strike $60.00	448,200

Other (0.2%)
1,310 50,593,510	SPDR S&P 500 ETF Trust Put, 11/18/22, Strike $372.00	499,110
	Total Purchased Options (Cost $1,894,474)	1,240,095
TOTAL INVESTMENTS (129.8%) (Cost $487,538,978)		450,029,432

LIABILITIES, LESS OTHER ASSETS (-29.8%)	(103,282,008)
NET ASSETS (100.0%)	$346,747,424

NUMBER OF SHARES		VALUE
Common Stocks Sold Short (-4.2%) #
Consumer Staples (-2.9%)
(6,600)	Costco Wholesale Corp.	(3,309,900)
(48,000)	Walmart, Inc.	(6,831,840)
		(10,141,740)

NUMBER OF SHARES		VALUE

Information Technology (-1.3%)
(35,000)	ON Semiconductor Corp.	$(2,150,050)
(71,500)	STMicroelectronics, NV	(2,225,080)
	Total Common Stocks Sold Short (Proceeds ($14,385,330))	(14,516,870)

Exchange-Traded Funds Sold Short (-36.8%) #
Other (-36.8%)
(195,000)	iShares Russell 2000 ETF	(35,749,350)
(194,500)	SPDR S&P 500 ETF Trust	(75,117,845)
(110,000)	SPDR S&P Oil & Gas Exploration & Production ETF	(16,641,900)
	Total Exchange-Traded Funds Sold Short (Proceeds $124,655,924)	(127,509,095)

	TOTAL SECURITIES SOLD SHORT (Proceeds $139,041,254)	(142,025,965)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-0.9%) #
Communication Services (0.0%)
345 3,260,595	Alphabet, Inc. Put, 11/18/22, Strike $90.00	(47,437)

Consumer Discretionary (-0.3%)
1,404 14,382,576	Amazon.com, Inc. Put, 12/16/22, Strike $100.00	(677,430)
102 19,068,696	Booking Holdings, Inc. Call, 12/16/22, Strike $2,200.00	(197,370)
		(874,800)

Financials (-0.1%)
1,390 6,392,610	Wells Fargo & Company Put, 11/04/22, Strike $47.00	(209,890)

Industrials (0.0%)
820 7,775,240	Raytheon Technologies Corp. Put, 12/16/22, Strike $80.00	(40,590)

Information Technology (-0.1%)
1,800 10,810,800	Advanced Micro Devices, Inc. Put, 12/16/22, Strike $45.00	(149,400)
395 6,056,930	Apple, Inc. Call, 12/16/22, Strike $165.00	(99,935)
729 11,709,927	Texas Instruments, Inc. Put, 12/16/22, Strike $140.00	(121,379)
		(370,714)

Schedule of Investments October 31, 2022

48 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Other (-0.4%)
2,620 101,187,020	SPDR S&P 500 ETF Trust Put, 12/30/22, Strike $330.00	$(568,540)
1,100 16,641,900	SPDR S&P 500 Oil & Gas Exploration ETF Put, 11/18/22, Strike $130.00	(72,600)
1,660 9,684,440	SPDR S&P Homebuilders ETF Put, 11/04/22, Strike $56.00	(62,250)
825 15,610,650	VanEck Semiconductor ETF Put, 11/18/22, Strike $180.00	(286,688)
3,525 125,119,875	Vanguard S&P 500 ETF Put, 12/16/22, Strike $305.00	(475,875)
		(1,465,953)
	Total Written Options (Premium $5,485,632)	(3,009,384)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $170,103,033.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $32,868,674.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2022.

‡‡Perpetual maturity.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

&Illiquid security.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUREuropean Monetary Unit

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 49

Statement of Assets and Liabilities October 31, 2022

ASSETS
Investments in securities, at value (cost $487,538,978)	$450,029,432
Cash with custodian	1,730,695
Restricted cash for short positions	181,331,992
Receivables:
Accrued interest and dividends	2,009,263
Investments sold	98,718,562
Prepaid expenses	4,219
Other assets	242,192
Total assets	734,066,355

LIABILITIES
Due to custodian bank	1,763,654
Securities sold short, at value (proceeds $139,041,254)	142,025,965
Options written, at value (premium $5,485,632)	3,009,384
Payables:
Notes payable (Note 6)	120,000,000
Investments purchased	119,558,217
Affiliates:
Investment advisory fees	521,828
Trustees’ fees and officer compensation	2,175
Other accounts payable and accrued liabilities	437,708
Total liabilities	387,318,931
NET ASSETS	$346,747,424

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,628,257
Accumulated distributable earnings (loss)	(45,880,833)
NET ASSETS	$346,747,424
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$17.66

Statement of Operations Year Ended October 31, 2022

50 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$7,910,899
(Amortization)/accretion of investment securities	(243,202)
Net interest	7,667,697
Dividends	7,794,831
Dividend taxes withheld	(204,600)
Other income	792,318
Total investment income	16,050,246

EXPENSES
Investment advisory fees	6,905,600
Dividend or interest expense on short positions	3,131,040
Interest expense on Notes Payable (Note 6)	1,912,283
Custodian fees	80,046
Legal fees	79,821
Printing and mailing fees	59,398
Accounting fees	51,717
Audit fees	34,421
Trustees’ fees and officer compensation	31,247
Fund administration fees	29,380
Transfer agent fees	22,029
Registration fees	5,066
Other	227,683
Total expenses	12,569,731
NET INVESTMENT INCOME (LOSS)	3,480,515

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(29,422,783)
Purchased options	(22,431,016)
Foreign currency transactions	231,535
Written options	26,954,441
Short positions	46,853,764
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(76,320,442)
Purchased options	2,386,041
Foreign currency translations	(9,876)
Written options	2,377,414
Short positions	3,147,190
NET GAIN (LOSS)	(46,233,732)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,753,217)

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 51

	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$3,480,515	$4,365,960
Net realized gain (loss)	22,185,941	34,318,275
Change in unrealized appreciation/(depreciation)	(68,419,673)	71,951,681
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(42,753,217)	110,635,916

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(32,982,086)	(30,626,223)
Net decrease in net assets from distributions to common shareholders	(32,982,086)	(30,626,223)

CAPITAL STOCK TRANSACTIONS
TOTAL INCREASE (DECREASE) IN NET ASSETS	(75,735,303)	80,009,693

NET ASSETS
Beginning of year	$422,482,727	$342,473,034
End of year	$346,747,424	$422,482,727

Statement of Cash Flows

52 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Financial Statements

Year Ended October 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(42,753,217)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(806,701,859)
Purchases of securities to cover securities sold short	(1,170,584,980)
Proceeds paid on closing written options	(52,577,198)
Proceeds from disposition of investment securities, including purchased options	782,500,986
Proceeds from securities sold short	1,148,059,006
Premiums received from written options	86,407,658
Amortization and accretion of fixed-income securities	243,202
Net realized gains/losses from investments, excluding purchased options	29,422,783
Net realized gains/losses from purchased options	22,431,016
Net realized gains/losses from short positions	(46,853,764)
Net realized gains/losses from written options	(26,954,441)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	76,320,442
Change in unrealized appreciation or depreciation on purchased options	(2,386,041)
Change in unrealized appreciation or depreciation on short positions	(3,147,190)
Change in unrealized appreciation or depreciation on written options	(2,377,414)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(132,562)
Prepaid expenses	227
Other assets	(242,192)
Increase/(decrease) in liabilities:
Payables to affiliates	(116,651)
Other accounts payable and accrued liabilities	280,360
Net cash provided by/(used in) operating activities	$(9,161,829)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(32,982,086)
Net increase/(decrease) in due to custodian bank	973,283
Net cash provided by/(used in) financing activities	$(32,008,803)
Net increase/(decrease) in cash and foreign currency	$(41,170,632)
Cash and foreign currency and restricted cash at beginning of year	$224,233,319
Cash at end of year	$183,062,687
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$1,668,490

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	1,730,695
Restricted cash for short positions	181,331,992
Total cash and restricted cash at period end	$183,062,687

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   53

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”) to perform fair valuation determinations related to all Portfolio investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAV is determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Notes to Financial Statements

54   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   55

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. At October 31, 2022 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2022.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was June 29, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$1,965,117,821
Proceeds from sales	—	1,979,114,956

The cost basis of investments for federal income tax purposes at October 31, 2022 was as follows:

Cost basis of investments	$348,956,621
Gross unrealized appreciation	16,893,863
Gross unrealized depreciation	(60,856,401)
Net unrealized appreciation (depreciation)	$(43,962,538)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2022, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(11,743)
Undistributed net investment income/(loss)	1,440,174
Accumulated net realized gain/(loss) on investments	(1,428,431)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial

Notes to Financial Statements

56   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income	$21,219,129	$27,865,936
Long-term capital gains	11,762,957	2,760,287
Return of capital	—	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	808,010
Total undistributed earning	808,010
Accumulated capital and other losses	(2,658,929)
Net unrealized gains/(losses)	(43,973,635)
Total accumulated earnings/(losses)	(45,824,554)
Other	(56,279)
Paid-in-capital	392,628,257
Net assets applicable to common shareholders	$346,747,424

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   57

nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Notes to Financial Statements

58   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2022, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$1,240,095	$—
Written options(2)	—	3,009,384
	$1,240,095	$3,009,384

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the year ended October 31, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	399,253
Written options	420,513

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of 150.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2022, the average borrowings under the Agreement were $120.0 million. For the year ended October 31, 2022, the average interest rate was 1.65%. As of October 31, 2022, the amount of total outstanding borrowings was $120.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2022 was 3.65%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2022, approximately $97.6 million of securities were on loan ($3.7 million of fixed income securities and $93.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   59

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at October 31, 2022. Transactions in common shares were as follows:

	Year ENDED October 31, 2022	YEAR ENDED October 31, 2021
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$114,084,094	$—	$114,084,094
Convertible Bonds	—	454,994	—	454,994
Bank Loans	—	7,994,833	—	7,994,833
Convertible Preferred Stocks	1,379,776	—	—	1,379,776
Preferred Stocks	10,137,183	450,068	—	10,587,251
Common Stocks U.S.	299,607,214	34,425	—	299,641,639
Common Stocks Foreign	—	14,646,750	—	14,646,750
Purchased Options	1,240,095	—	—	1,240,095
Total	$312,364,268	$137,665,164	$—	$450,029,432
Liabilities:
Common Stocks Sold Short U.S.	$14,516,870	$—	$—	$14,516,870
Exchange-Traded Funds Sold Short	127,509,095	—	—	127,509,095
Written Options	3,009,384	—	—	3,009,384
Total	$145,035,349	$—	$—	$145,035,349

Financial Highlights

60   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,		November 29, 2019• through October 31, 2020
	2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$21.52	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.18	0.22	0.31
Net realized and unrealized gain (loss)	(2.36)	5.42	(1.84)
Total from investment operations	(2.18)	5.64	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.40)	(0.55)	(0.40)
Net realized gains	(1.28)	(1.01)	(0.63)
Total distributions	(1.68)	(1.56)	(1.03)
Premiums from shares sold in at the market offerings	—	—	—
Net asset value, end of period	$17.66	$21.52	$17.44
Market value, end of period	$15.75	$20.68	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(10.05)%	33.57%	(6.72)%
Market value	(16.56)%	58.49%	(24.42)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.21%	2.45%	2.12% (c)
Net investment income (loss)	0.89%	1.03%	1.82% (c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$346,747	$422,483	$342,473
Portfolio turnover rate	222%	213%	155%
Average commission rate paid	$0.0116	$0.0109	$0.0113
Notes Payable (000’s omitted)	$120,000	$120,000	$69,200
Asset coverage per $1,000 of loan outstanding(d)	$3,890	$4,521	$5,949

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable, to average net assets was 1.92%, 1.75%, and 1.62%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

Report of Independent Registered Public Accounting Firm

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   61

To the shareholders and the Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from November 29, 2019 (commencement of operations) through October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 29, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 19, 2022

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

62   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2022, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2023, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2022. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund underperformed its Category average for the one-year period. The Board also considered that the Fund ranked in the 1st quartile of its Category for the one-year period ended April 30, 2022. The Board also considered, however, that the portfolio management team should be afforded more time to develop a performance record in light of the relatively recent launch of the Fund.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   63

Trustee Approval of Management Agreement (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund’s expenses in light of its short performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

64   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2023, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $11,762,957 as capital gain dividends for the fiscal year ended October 31, 2022.

Under Section 854(b)(2) of the Code, the Fund hereby designates $6,069,167 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2022.

Under Section 854(b)(2) of the Code, the Fund hereby designates 16.45% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022.

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   65

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2017) Term Expires 2023	28

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2017) Lead Independent Trustee (since July 2019) Term Expires 2024	28

Retired; Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2017) Term Expires 2023	28

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, and JNL Investors Series Trust (since 2007); JNL Variable Fund LLC (2007-2020); Jackson Variable Series Trust (2018-2020); and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2017) Term Expires 2025	28

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2025	28

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2024	28

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	28	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing eighteen portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

66   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne, (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Susan L. Schoenberger, (1963)	Vice President and Assistant Secretary (since 2022)	Vice President, Associate Counsel, Calamos Advisors (since 2022); prior thereto Vice President, Legal Counsel (2011-2022), Ariel Investments, LLC

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2022 Annual Meeting

The Fund held its annual meeting of shareholders on June 28, 2022. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares, to the Fund’s Board of Trustees for a three-year term, or until each such trustee’s successor is duly elected and qualified; and (ii) to conduct any other lawful business of the Fund.

Mr. Lloyd A. Wennlund and Ms. Virginia G. Breen were nominated for reelection as trustees by the holders of the common shares for a three-year term until the 2025 annual meeting or until his or her successor is duly elected and qualified; and each was elected as such by a majority of the outstanding shares entitled to vote as follows:

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	Broker nON-votes and abstentions
Lloyd A. Wennlund	16,594,863	219,893	—
Virginia G. Breen	16,548,442	266,314	—

Messrs. Calamos, Rybak, Toub and Neal and Ms. Stuckey’s terms of office as trustees continued after the meeting.

About Closed-End Funds

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   67

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

68   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. During the last fiscal year, the fund made monthly distributions totaling $1.68 per share, which were characterized as $1.28 per share of net realized gain, $0 per share return of capital and $0.40 per share of net investment income.

Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time.

There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the componentsand tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

Automatic Dividend Reinvestment Plan

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   69

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

70   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares, as applicable) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•10% or more, but less than 15% of all voting power;

•15% or more, but less than 20% of all voting power;

•20% or more, but less than 25% of all voting power;

•25% or more, but less than 30% of all voting power;

• 30% or more, but less than a majority of all voting power; or

•a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares).

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 in excess of the above thresholds (when counted together with any shares acquired before August 1, 2022) are considered control shares subject to the DSTA Control Share Statute.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   71

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CPZANR 3094 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2021	10/31/2022
Audit Fees (a)	$24,483	$26,032
Audit-Related Fees(b)	$7,362	$7,684
Tax Fees(c)	$17,562	$20,105
All Other Fees(d)	$—	$—
Total	$49,407	$53,821

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2021	10/31/2022
Registrant	$17,562	$20,105
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by Calamos Advisors’ team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and Founder of Calamos Advisors; Chairman and Global Chief Investment Officer (“CIO”) of Calamos Advisors since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. Michael Grant joined Calamos in September 2015 and since January 2018 is a Co-CIO, Head of Long/Short and Growth Strategies, as well as a Senior Co-Portfolio Manager. From 2015 to January 2018, he was a Global Economist — Long/Short Strategies. Previously, he was Founder, CIO, and Portfolio Manager at Phineus Partners LP since 2002. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager, as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader. Christian Brobst joined Calamos in 2017 and since March 2021 is a Co-Portfolio Manager. Between 2018 and February 2021, he was an Associate Portfolio Manager. From 2017 to July 2018, he was a Portfolio Specialist. Previously, he was Senior Vice President at CU Capital Market Solutions.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2022

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	24	30,115,139,630	5	690,711,207	5,193	3,966,735,852
R. Matthew Freund	16	13,118,018,598	2	530,544,972	4,911	3,960,416,173
Michael Grant	3	2,410,405,963	0	—	127	98,931,578
Jon Vacko	19	12,266,121,176	5	690,711,207	4,010	3,184,136,160
Joe Wysocki	12	11,529,740,551	4	687,783,811	3,348	2,201,710,186
Christian Brobst	3	3,673,606,907	0	—	0	—
Chuck Carmody	4	896,025,142	0	—	355	997,693,364

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2022

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	247,250,553	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
Michael Grant	0	—	0	—	0	—
Jon Vacko	2	247,250,553	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Christian Brobst	0	—	0	—	0	—
Chuck Carmody	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2022, John P. Calamos, Sr., Calamos Advisors’ Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of October 31, 2022, R. Matthew Freund, Michael Grant, Jon Vacko, Joe Wysocki, Christian Brobst, and Chuck Carmody receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for discretionary Mutual Fund Incentive Awards. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

In addition to the forms of compensation described above, Mr. Grant, receives additional payments. Mr. Grant is eligible to receive certain amounts to be determined based on asset levels within the Calamos Phineus Long/Short Fund (a separate open-end fund managed by the Adviser), subject to various conditions. The existence of these separate asset or fee-based payments could create a conflict of interest with regard to Mr. Grant’s allocation of investment opportunities among the accounts for which he acts as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

(a)(4) As of October 31, 2022, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	$500,001 - $1,000,000
R. Matthew Freund	$100,001 - $500,000
Michael Grant	$100,001 - $500,000
Jon Vacko	None
Joe Wysocki	None
Christian Brobst	None
Chuck Carmody	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022